Exhibit 32

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of American Restaurant Concepts, Inc., a Florida corporation (the "Company"), does hereby certify, to the best of his knowledge, that:

1.     The Annual Report on Form 10-K for the period ending December 26, 2010 (the "Report") of the Company complies in all material respects with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael Rosenberger

Michael Rosenberger,

Chief Executive Officer

(principal executive officer and principal financial accounting officer)

Date:  April 15, 2011